Harbor Real Return Fund Supplement to Summary Prospectus dated March 1, 2012	Institutional Class HARRX Administrative Class HRRRX

Effective immediately, the following replaces, in its entirety, the information under the heading “Credit Quality” in the “Principal Investment Strategy” section beginning on page 1 of the Summary Prospectus:

Credit Quality. The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in below investment-grade securities, commonly referred to as high-yield or junk bonds. For all securities other than mortgage-backed securities, the Fund is limited to investing in below investment-grade securities rated B or higher by Moody’s, S&P or Fitch, or, if unrated, determined to be of comparable quality. For mortgage-backed securities, the Fund may invest in securities of any credit quality, including those rated below B.

August 7, 2012

Investors Should Retain This Supplement For Future Reference

S0807.SP.RR

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